UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2017

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Sidney Street, Suite 200 Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 7.01Regulation FD Disclosure.

On June 5, 2017, Blueprint Medicines Corporation (the “Company”) issued a press release announcing new data from its ongoing Phase 1 clinical trial evaluating BLU-285 for the treatment of advanced gastrointestinal stromal tumors (“GIST”). The press release also announced that the U.S. Food and Drug Administration has granted Breakthrough Therapy Designation to BLU-285 for the treatment of patients with unresectable or metastatic GIST harboring the PDGFRα D842V mutation.  The data were presented on Monday, June 5, 2017 in an oral presentation at the 2017 American Society of Clinical Oncology (“ASCO”) Annual Meeting in Chicago, Illinois.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and a copy of the presentation at the ASCO Annual Meeting is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In addition, on June 5, 2017,  the Company hosted an investor event and live webcast to discuss the data presented at the ASCO Annual Meeting. A copy of the presentation from the investor event is furnished as Exhibit 99.3  to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1,  99.2 and 99.3, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Blueprint Medicines Corporation on June 5, 2017
99.2	Presentation by Blueprint Medicines Corporation at the ASCO Annual Meeting on June 5, 2017
99.3	Presentation by Blueprint Medicines Corporation at investor event on June 5, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: June 6, 2017	By:	/s/ Tracey L. McCain
Tracey L. McCain
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Blueprint Medicines Corporation on June 5, 2017
99.2	Presentation by Blueprint Medicines Corporation at the ASCO Annual Meeting on June 5, 2017
99.3	Presentation by Blueprint Medicines Corporation at investor event on June 5, 2017